UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): August 29, 2008

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

interCLICK, Inc. (the “Company”) entered into a letter agreement with Longview Marquis Master Fund, L.P. (“Longview”), dated as of August 29, 2008, whereby Longview agreed, for consideration of a one-time cash fee in the amount of $20,000, payable in immediately available funds, to extend the maturity date on that certain senior secured promissory note, originally issued by the Company in favor of Longview (the “Senior Note”) pursuant to that certain securities purchase agreement dated as of November 15, 2007 (originally filed with the Securities and Exchange Commission on Current Report on Form 8-K dated November 20, 2008), from August 30, 2008 to September 29, 2008.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
10.1	Letter Agreement, dated August 29, 2008, between interCLICK, Inc. and Longview Marquis Master Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2008

interCLICK, Inc.

By: /s/ David Garrity
David Garrity
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated August 29, 2008, between interCLICK, Inc. and Longview Marquis Master Fund, L.P.